Exhibit 10.1

Application for shares

To:	The directors YSX TECH. CO., LTD Company No 395532 (Company)

Date: May 8, 2026

We, Summitway Holding Limited of Sea Meadow House, P.O.Box 116, Road Town, Tortola, British Virgin Islands, apply for the allotment and issue to us of the following fully paid ordinary shares (the Shares) in the capital of the Company to the amount of US$0.5 per Share.

Number of shares:	2,000,000
Class of shares:	Class B Ordinary Shares of par value US$0.0001 each
Amount payable per share:	US$0.5 per Share
Total payable	US$1,000,000 (Consideration)

If this application is successful, we agree to pay the Company on demand the sum of US$1,000,000, payable as the Consideration.

Conditional upon the allotment to us of the Shares, we request and authorise the Company to enter our name in the Company's register of members as the holder of the Shares.

We confirm that we will hold the Shares on the terms of Company's articles of association. We also confirm that the address we have given will be our address recorded in the register of members and the address to which notices of meeting and other notices under the Company's articles of association are to be given.

Signed for and on behalf of

Summitway Holding Limited

/s/ Li Sen_
Name: Li Sen
Title: President

Application for shares and consent

To:	The directors YSX TECH. CO., LTD Company No 395532 (Company)

Date: May 8, 2026

We, Altiverse Capital Limited of Asia Leading Chambers, Road Town, Tortola VG1110, British Virgin Islands, apply for the allotment and issue to us of the following fully paid ordinary shares (the Shares) in the capital of the Company to the amount of US$0.5 per Share.

Number of shares:	2,000,000
Class of shares:	Class B Ordinary Shares of par value US$0.0001 each
Amount payable per share:	US$0.5 per Share
Total payable	US$1,000,000 (Consideration)

If this application is successful, we agree to pay the Company on demand the sum of US$1,000,000, payable as the Consideration.

Conditional upon the allotment to us of the Shares, we request and authorise the Company to enter our name in the Company's register of members as the holder of the Shares.

We confirm that we will hold the Shares on the terms of Company's articles of association. We also confirm that the address we have given will be our address recorded in the register of members and the address to which notices of meeting and other notices under the Company's articles of association are to be given.

Signed for and on behalf of

Altiverse Capital Limited

/s/ Pan Zexin
Name: Pan Zexin
Title: President

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